Exhibit 10.2
Schedule of Grants Made Under the Form of 2007-2009 Performance Share Agreement

			Total No. of Shares
Name	Title	Target Shares*	Underlying Grant**	Plan Governing Grant
David Goronkin	Chief Executive Officer	36,800	73,600	2005 Stock Incentive Plan

Diana Purcel	Chief Financial	7,100	14,200	2005 Stock Incentive Plan
	Officer and Secretary

Christopher O’Donnell	Chief Operating Officer	5,700	11,400	2005 Stock Incentive Plan

				1997 Employee Stock
				Option Plan and 2005
Additional Employees*		46,500	93,000	Stock Incentive Plan

Total		96,100	192,200

* Includes grants to other executives and employees.

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